Higher One Holdings, Inc.
Q4’11 Earnings Results
February 7, 2012

®
©2011 Higher One Holdings, Inc. Higher One and CASHNet are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Forward-Looking Statements
This presentation includes forward-looking statements, as defined by the Securities and Exchange
Commission. Management’s projections and expectations are subject to a number of risks and uncertainties that could cause actual performance to differ materially from that predicted or implied.
These statements speak only as of the date they are made, and the company does not intend to update or otherwise revise the forward-looking information to reflect actual results of operations, changes in financial condition, changes in estimates, expectations or assumptions, changes in general economic or industry conditions or other circumstances arising and/or existing since the preparation of this presentation or to reflect the occurrence of any unanticipated events. The forward-looking statements in this presentation do not include the potential impact of any acquisitions or divestitures that may be announced and/or completed after the date hereof. Information about the factors that could affect future performance can be found in our recent SEC filings, available on our website at http://ir.higherone.com/.
This presentation includes certain metrics presented on a non-GAAP basis, including non-GAAP adjusted
EBITDA, non-GAAP adjusted EBITDA margin, non-GAAP adjusted net income, non-GAAP adjusted diluted
EPS, and non-GAAP Free Cash Flow. We believe that these non-GAAP measures, which exclude amortization of intangibles, stock-based compensation, and certain non-recurring or non-cash impacts to our results, all net of taxes, provide useful information regarding normalized trends relating to the company’s financial condition and results of operations. Reconciliations of these non-GAAP measures to their closest comparable GAAP measure are included in the appendix of this presentation.

®
©2011 Higher One Holdings, Inc. Higher One and CASHNet are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Q4’11 Highlights
• Revenue below expectations
 o Voluntary credit plan
 o Account Revenue lower than expected
• Adjusted EPS in-line with expectations
 o Strong margin expansion
• Best ever year for OneDisburse sales
 o 199,000 new SSE in Q4’11
 o 773,000 SSE from new sales in FY’11
• Implementing two new bank partners

4.7
41.7

| | Q4'09 | Q1'10 | Q2'10 | Q3'10 | Q4'10 | Q1'11 | Q2'11 | Q3'11 | Q4'11 |
|---|---|---|---|---|---|---|---|---|---|
| Y/Y Revenue Growth | -- | 120% | 118% | 83% | 53% | 32% | 26% | 25% | 5% |
| Y/Y Organic Growth* | -- | 90% | 83% | 46% | 41% | 32% | 26% | 25% | 17% |
| Gross Profit Margin | 64.4% | 67.7% | 62.5% | 62.7% | 63.5% | 66.1% | 61.7% | 59.2% | 59.1% ↓ |

©2011 Higher One Holdings, Inc. Higher One and CASHNet are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

*Calculation of organic revenue growth is included in the appendix of this presentation
**Excluding $4.7 million impact of credit plan, gross margin would have been 63.2%
Revenue
(in $ millions)
Revenue excluding impact of credit plan
Q4’11 Gross Margin excluding credit project: 63.2%
26.1
38.9
27.8
38.6
39.8
51.4
35.1
48.1
46.5
Customer
Credit Plan
**

5.0
8.3
1.8
6.4
8.5
11.0
4.8
8.5
7.6

| | Q4'09 | Q1'10 | Q2'10 | Q3'10 | Q4'10 | Q1'11 | Q2'11 | Q3'11 | Q4'11 |
|---|---|---|---|---|---|---|---|---|---|
| Y/Y Net Income Growth | -- | 104% | 343% | 34% | 72% | 34% | 160% | 32% | -11% |
| Net Income Margin | 19.0% | 21.3% | 6.6% | 16.7% | 21.5% | 21.5% | 13.6% | 17.6% | 18.3% |

HIGHER ONE

®
©2011 Higher One Holdings, Inc. Higher One and CASHNet are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

GAAP Net Income
Net Income
(in $ millions)

10.3
17.9
9.2
15.5
16.8
24.0
12.0
18.2
19.8
Q4'09
Q1'10
Q2'10
Q3'10
Q4'10
Q1'11
Q2'11
Q3'11
Q4'11

| | Q4'09 | Q1'10 | Q2'10 | Q3'10 | Q4'10 | Q1'11 | Q2'11 | Q3'11 | Q4'11 |
|---|---|---|---|---|---|---|---|---|---|
| Y/Y Adj. EBITDA Growth | -- | 121% | 207% | 71% | 63% | 34% | 30% | 17% | 18% |
| Adj. EBITDA Margin* | 39.6% | 46.1% | 33.2% | 40.2% | 42.3% | 46.7% | 34.2% | 37.8% | 42.6% |

HIGHER ONE

®
©2011 Higher One Holdings, Inc. Higher One and CASHNet are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Strong Adj. EBITDA as margin expands
*Calculation of Adj. EBITDA and Adj. EBITDA Margin is included in the appendix of this presentation
Adj. EBITDA*
(in $ millions)

0.09
0.15
0.03
0.11
0.14
0.19
0.08
0.14
0.13
Q4'09
Q1'10
Q2'10
Q3'10
Q4'10
Q1'11
Q2'11
Q3'11
Q4'11

| | Q4'09 | Q1'10 | Q2'10 | Q3'10 | Q4'10 | Q1'11 | Q2'11 | Q3'11 | Q4'11 |
|---|---|---|---|---|---|---|---|---|---|
| **Y/Y Diluted EPS Growth** | -- | 95% | 324% | 22% | 56% | 23% | 142% | 30% | -10% |

®
©2011 Higher One Holdings, Inc. Higher One and CASHNet are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

GAAP Diluted EPS
GAAP Diluted EPS
(in $)

0.11
0.19
0.09
0.15
0.17
0.24
0.12
0.19
0.21

| | Q4'09 | Q1'10 | Q2'10 | Q3'10 | Q4'10 | Q1'11 | Q2'11 | Q3'11 | Q4'11 |
|---|---|---|---|---|---|---|---|---|---|
| Y/Y Adj. EPS Growth | -- | 109% | 212% | 44% | 47% | 26% | 31% | 25% | 24% |
| Adj. Net Income Margin* | 23.7% | 27.2% | 18.2% | 22.7% | 25.2% | 28.0% | 20.3% | 23.1% | 26.6% |

One Focus: Higher Education
HIGHER ONE

®
©2011 Higher One Holdings, Inc. Higher One and CASHNet are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Margin expansion drives strong adj. EPS
*Calculation of Adj. EPS and Adj. Net Income Margin is included in the appendix of this presentation
Adjusted Diluted EPS
(in $)

# Operating Cash Flow

Operating Cash Flow
(in $ millions)
9.2
17.3
(0.1)
9.8
13.0
20.4
1.5
9.4
13.5

| | Q4'09 | Q1'10 | Q2'10 | Q3'10 | Q4'10 | Q1'11 | Q2'11 | Q3'11 | Q4'11 |
|---|---|---|---|---|---|---|---|---|---|
| **Y/Y Operating CF Growth** | -- | 204% | -89% | 42% | 41% | 18% | -1219% | -4% | 3% |
| **Operating CF as a % of Rev** | 35.5% | 44.6% | -0.5% | 25.5% | 32.7% | 39.8% | 4.2% | 19.6% | 32.2% |

HIGHER ONE ®

9

# Building project, customer credit impacted FCF

## Free Cash Flow

*(in $ millions)*

8.1
16.2
-1.4
6.4
11.9
19.0
-3.8
-5.5
2.2

| | Q4'09 | Q1'10 | Q2'10 | Q3'10 | Q4'10 | Q1'11 | Q2'11 | Q3'11 | Q4'11 |
|---|---|---|---|---|---|---|---|---|---|
| **Y/Y FCF Growth** | -- | 199% | -4% | -1% | 47% | 17% | 167% | -186% | -81% |
| **FCF Yield** | 31.0% | 41.7% | -5.1% | 16.5% | 29.8% | 37.0% | -10.8% | -11.4% | 5.3% |
| **CapEx as % of Rev** | 4.4% | 2.9% | 4.6% | 9.0% | 2.9% | 2.8% | 15.0% | 31.0% | 48.1% |

**Calculation of Free Cash Flow is included in the appendix of this presentation*

HIGHER ONE ®

10

3,281
3,413
3,659
3,970
4,169
Q4'10
Q1'11
Q2'11
Q3'11
Q4'11

2,460
2,506
2,550
2,576
2,617
Q4'10
Q1'11
Q2'11
Q3'11
Q4'11

HIGHER ONE

®
©2011 Higher One Holdings, Inc. Higher One and CASHNet are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Strongest ever Q4 for OneDisburse sales
*SSE stands for Signed School Enrollment, and is recorded each quarter as the total student enrollment at all schools that are contracted at quarter-end for either our OneDisburse or at least one of our CASHNet® payment suite of products, as of the date the contract is signed (using the most up-to-date IPEDS data at that point in time).
OneDisburse SSE*
CASHNet Suite SSE*
+27%
+6%
(in thousands)
(in thousands)

1,618
239
140
1,997
Q4'10 OneAccounts
Change in OneAccounts at schools launched before 12/31/10
New OneAccounts from schools launched after 12/31/10
Q4'11 OneAccounts

One Focus: Higher Education HIGHER ONE

®
©2011 Higher One Holdings, Inc. Higher One and CASHNet are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Adoption increases drive OneAccount growth
OneAccount Growth
+23%
(in thousands)

31,821
37,089
Q4'10
Q4'11
3,731
4,745
Q4'10
Q4'11
3,594
3,918
Q4'10
Q4'11
637
705
Q4'10
Q4'11

HIGHER ONE

®
©2011 Higher One Holdings, Inc. Higher One and CASHNet are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Continued growth in major revenue streams
As a % of total
revenue
Account
(in $ thousands)
Payment Trxn
(in $ thousands)
Higher Ed. Institution
(in $ thousands)
Other
(in $ thousands)
80%
80%
9%
10%
9%
8%
2%
2%
+17%
+27%
+9%
+11%

21.4%
20.5%
Q4'10
Q4'11

2.0%
0.9%
Q4'10
Q4'11

4.6%
4.9%
Q4'10
Q4'11

Carefully managing expenses as we scale revenue
• Continued operating leverage
 from scale
• Certain product development costs
 now being capitalized as we focus
 on long-term technology projects
• Excluding stock-based and other
 customer acquisition expense, S&M
 expense as a percent of revenue was
 4.9% in Q4’11 (compared to 4.6% in
 Q4’10)
• Strong SSE growth drove higher sales
 expense
• Evisions sales deal expired at the end
 of FY’11
G&A
(as a % of rev before
customer credit plan)
PD
(as a % of rev before
customer credit plan)
Adj. S&M*
(as a % of rev before
customer credit plan)
6.1%
7.3%
Stock-based and
other M&A
related expense
*The Adjusted Sales and Marketing Expense graph shows both total Sales & Marketing as a percent of revenue as well as Sales & Marketing as a percent of revenue excluding stock-based and other acquisition expense, which is related to the vesting of certain shares issued in connection with the acquisition of EduCard and CASHNET.
Stock-based and other acquisition expense is recognized in the quarter as a function of sales and average share price.

# Capital allocation creating value for shareholders

## Cash & Investment Balance/Flows *(in millions)*

Cash and cash equivalents
Investments in available for sale securities
FCF
$51.3
$17.9
$33.4
$13.5
($20.0)
$8.8
($2.0)
$3.3
$54.8
$15.7
$39.1
Q4'11 Beginning Cash, Cash Equivalents, and Investments
Operating Cash Flow
CapEx
Building Related Incentives*
Stock Buyback
Other**
Q4'11 Ending Cash, Cash Equivalents, and Investments

## FCF/Other Movements

- Fully liquid assets total $54.8M
- $2.2M in FCF
  - Increased CapEx on building project
  - Impact from customer credit plan
  - $8.8 million in subsidies, credits, and construction cost offsets from the building project
- ($2.0) million on repurchasing 116,574 shares at an average price of $16.84 in Q4
  - Since start of buyback program, 16.2 million shares repurchased at an average price of $15.29/share

**Includes subsidies, credits, and construction cost offsets related to our building renovation project*

***Other primarily includes proceeds and tax benefits from options exercises*

HIGHER ONE ®

15

| | Low | | High | Low | | High |
|---|---|---|---|---|---|---|
| **Revenue** | $58.0M | - | $62.0M | $215M | - | $230M |
| **GAAP Diluted EPS** | $0.24 | - | $0.28 | $0.80 | - | $0.90 |

®
©2011 Higher One Holdings, Inc. Higher One and CASHNet are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

GAAP Guidance Update
FY’12
Q1’12
• CapEx expected to be approximately 5 - 10% of revenue
• Strong OneDisburse sales in 2011 will drive growth as
 schools are launched
• Initiatives to drive additional revenue in back half of year

| | Low | | High | Low | | High |
|---|---|---|---|---|---|---|
| **Revenue** | $58.0M | - | $62.0M | $215M | - | $230M |
| *implied y/y growth* | *13%* | - | *21%* | *22%* | - | *30%* |
| **Adj. Diluted EPS*** | $0.27 | - | $0.30 | $0.90 | - | $1.00 |
| *implied y/y growth* | *12%* | - | *24%* | *19%* | - | *32%* |

HIGHER ONE

®
©2011 Higher One Holdings, Inc. Higher One and CASHNet are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Non-GAAP Guidance Update
*Calculation of Adjusted Diluted EPS is included in the appendix of this presentation
FY’12
Q1’12
• CapEx expected to be approximately 5 - 10% of revenue
• Strong OneDisburse sales in 2011 will drive growth as
 schools are launched
• Initiatives to drive additional revenue in back half of year

®
©2011 Higher One Holdings, Inc. Higher One and CASHNet are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Q4’11 Summary
• Adjusted EPS at high end of expectations
• Strong OneDisburse SSE growth
• Implementing two new bank partners
• Initiatives to grow revenue/manage costs:
 o Rolling out new accounts
 o Consumer marketing activity
 o Focus on certain CASHNet modules
 o IT infrastructure investment

®
©2011 Higher One Holdings, Inc. Higher One and CASHNet are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Q & A

®
©2011 Higher One Holdings, Inc. Higher One and CASHNet are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Appendix

# Calculation of Organic Gross Revenue*

| | Three Months Ended | | | |
|---|---|---|---|---|
| | March 31, 2010 | June 30, 2010 | Sept 30, 2010 | Dec 31, 2010 |
| Revenue growth | 120% | 118% | 83% | 53% |
| Impact from customer credit plan | -- | -- | -- | -- |
| Revenue (before customer credit plan) growth | 120% | 118% | 83% | 53% |
| Acquisition impact | (30%) | (35%) | (37%) | (12%) |
| Organic revenue growth | 90% | 83% | 46% | 41% |

| | March 31, 2011 | June 30, 2011 | Sept 30, 2011 | Dec 31, 2011 |
|---|---|---|---|---|
| Revenue growth | 32% | 26% | 25% | 5% |
| Impact from customer credit plan | -- | -- | -- | 12% |
| Revenue (before customer credit plan) growth | 32% | 26% | 25% | 17% |
| Acquisition impact | -- | -- | -- | -- |
| Organic revenue growth | 32% | 26% | 25% | 17% |

*Organic revenue calculation excludes the entire revenue impact from the current and prior year quarter for all acquisitions made within 15 months of a given quarter's end*

HIGHER ONE ®

21

# Calculation of Free Cash Flow

| (in thousands) | Three Months Ended Dec 31, 2009 | March 31, 2010 | June 30, 2010 | Sept 30, 2010 |
|---|---|---|---|---|
| GAAP Operating Cash Flow | $ 9,249 | $ 17,326 | $ (132) | $ 9,847 |
| Purchases of Fixed Assets, Net of Disposals | (1,158) | (1,128) | (1,287) | (3,484) |
| Free Cash Flow | $ 8,091 | $ 16,198 | $ (1,419) | $ 6,363 |

| | Dec 31, 2010 | March 31, 2011 | June 30, 2011 | Sept 30, 2011 | Dec 31, 2011 |
|---|---|---|---|---|---|
| GAAP Operating Cash Flow | $ 13,015 | $ 20,429 | $ 1,477 | $ 9,429 | $ 13,453 |
| Purchases of Fixed Assets, Net of Disposals | (1,160) | (1,428) | (5,268) | (14,927) | (20,084) |
| Building Related Incentives | - | - | - | - | 8,838 |
| Free Cash Flow | $ 11,855 | $ 19,001 | $ (3,791) | $ (5,498) | $ 2,207 |

22

# Calculation of Adjusted EBITDA

| | Three Months Ended | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|
| (in thousands) | Dec 31, 2009 | March 31, 2010 | June 30, 2010 | Sept 30, 2010 | Dec 31, 2010 | March 31, 2011 | June 30, 2011 | Sept 30, 2011 | Dec 31, 2011 |
| GAAP Net Income | $ 4,967 | $ 8,264 | $ 1,830 | $ 6,429 | $ 8,537 | $ 11,042 | $ 4,754 | $ 8,468 | $ 7,629 |
| Interest income | (2) | (1) | (2) | (10) | (16) | (25) | (11) | (15) | (17) |
| Interest expense | 164 | 229 | 247 | 84 | 169 | 74 | 56 | 66 | 70 |
| Income tax expense | 2,810 | 5,167 | 1,183 | 4,277 | 4,860 | 6,838 | 1,734 | 4,720 | 3,632 |
| Depreciation and amortization | 1,082 | 1,626 | 1,747 | 1,947 | 1,971 | 1,677 | 1,757 | 1,770 | 1,817 |
| EBITDA | 9,021 | 15,285 | 5,005 | 12,727 | 15,521 | 19,606 | 8,290 | 15,009 | 13,131 |
| Other income | (17) | - | - | - | - | - | (1,500) | - | - |
| Stock-based and other customer acquisition expense | 490 | 1,801 | 3,508 | 2,139 | 565 | 3,088 | 4,333 | 2,320 | 1,120 |
| Stock-based compensation expense | 424 | 849 | 692 | 643 | 729 | 1,304 | 856 | 889 | 819 |
| Milestone bonus | 419 | - | - | - | - | - | - | - | - |
| Customer credit plan | - | - | - | - | - | - | - | - | 4,728 |
| Adjusted EBITDA | $ 10,336 | $ 17,935 | $ 9,205 | $ 15,509 | $ 16,815 | $ 23,998 | $ 11,979 | $ 18,218 | $ 19,798 |
| | | | | | | | | | |
| Revenues (before customer credit plan) | $ 26,076 | $ 38,870 | $ 27,750 | $ 38,566 | $ 39,783 | $ 51,383 | $ 35,067 | $ 48,140 | $ 46,458 |
| Net Income Margin | 19.0% | 21.3% | 6.6% | 16.7% | 21.5% | 21.5% | 13.6% | 17.6% | 16.4% |
| Adjusted EBITDA Margin | 39.6% | 46.1% | 33.2% | 40.2% | 42.3% | 46.7% | 34.2% | 37.8% | 42.6% |

23

# Calculation of Adjusted Diluted EPS

| | Three Months Ended | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|
| (in thousands) | Dec 31, 2009 | March 31, 2010 | June 30, 2010 | Sept 30, 2010 | Dec 31, 2010 | March 31, 2011 | June 30, 2011 | Sept 30, 2011 | Dec 31, 2011 |
| GAAP Net Income | $ 4,967 | $ 8,264 | $ 1,830 | $ 6,429 | $ 8,537 | $ 11,042 | $ 4,754 | $ 8,468 | $ 7,629 |
| Customer credit plan | - | - | - | - | - | - | - | - | 4,728 |
| Stock-based and other customer acquisition expense | 490 | 1,801 | 3,508 | 2,139 | 565 | 3,088 | 4,333 | 2,320 | 1,120 |
| Stock-based compensation expense - ISO | 206 | 437 | 373 | 338 | 378 | 427 | 461 | 480 | 375 |
| Stock-based compensation expense - NQO | 218 | 412 | 319 | 305 | 351 | 877 | 395 | 409 | 444 |
| Milestone bonus expense | 419 | - | - | - | - | - | - | - | - |
| Other Income | - | - | - | - | - | - | (1,500) | - | - |
| Amortization of intangibles | 405 | 767 | 768 | 768 | 767 | 768 | 767 | 768 | 768 |
| Amortization of finance costs | 37 | 51 | 51 | 51 | 51 | 18 | 18 | 18 | 22 |
| Total pre-tax adjustments | 1,774 | 3,468 | 5,019 | 3,601 | 2,112 | 5,178 | 4,474 | 3,995 | 7,457 |
| Tax rate | 35.9% | 38.5% | 38.7% | 38.6% | 35.7% | 38.2% | 38.2% | 38.2% | 38.2% |
| Tax adjustment | 563 | 1,167 | 1,796 | 1,259 | 618 | 1,815 | 2,106 | 1,343 | 2,705 |
| Adjusted net income | $ 6,178 | $ 10,565 | $ 5,053 | $ 8,771 | $ 10,031 | $ 14,405 | $ 7,122 | $ 11,120 | $ 12,381 |
| | | | | | | | | | |
| Diluted Weighted Average Shares Outstanding | 53,821 | 54,872 | 55,688 | 59,154 | 59,361 | 59,547 | 59,718 | 59,790 | 59,134 |
| Diluted EPS | $ 0.09 | $ 0.15 | $ 0.03 | $ 0.11 | $ 0.14 | $ 0.19 | $ 0.08 | $ 0.14 | $ 0.13 |
| Adjusted Diluted EPS | $ 0.11 | $ 0.19 | $ 0.09 | $ 0.15 | $ 0.17 | $ 0.24 | $ 0.12 | $ 0.19 | $ 0.21 |
| | | | | | | | | | |
| Revenues (before customer credit plan) | $ 26,076 | $ 38,870 | $ 27,750 | $ 38,566 | $ 39,783 | $ 51,383 | $ 35,067 | $ 48,140 | $ 46,458 |
| Net Income Margin | 19.0% | 21.3% | 6.6% | 16.7% | 21.5% | 21.5% | 13.6% | 17.6% | 16.4% |
| Adjusted Net Income Margin | 23.7% | 27.2% | 18.2% | 22.7% | 25.2% | 28.1% | 20.3% | 23.1% | 26.6% |

24

| | Three Months Ending March 31, 2012 | | | | | |
|---|---|---|---|---|---|---|
| | GAAP | | | Non-GAAP (a) | | |
| Revenues (in millions) | $58.0 | - | $62.0 | $58.0 | - | $62.0 |
| Diluted EPS | $0.24 | - | $0.28 | $0.27 | - | $0.30 |

(a) Estimated Non-GAAP amounts above for the three months ending March 31, 2012 reflect the estimated quarterly adjustments that exclude (i) the amortization of intangibles and finance costs of approximately $750,000, (ii) stock-based compensation expense of approximately $1.25 million.

| | Twelve Months Ending December 31, 2012 | | | | | |
|---|---|---|---|---|---|---|
| | GAAP | | | Non-GAAP (b) | | |
| Revenues (in millions) | $215.0 | - | $230.0 | $215.0 | - | $230.0 |
| Diluted EPS | $0.80 | - | $0.90 | $0.90 | - | $1.00 |

(b) Estimated Non-GAAP amounts above for the twelve months ending December 31, 2012 reflect the estimated annual adjustments, that exclude (i) the amortization of intangibles and finance costs of approximately $3.0 million, and (ii) stock-based compensation expense of approximately $5.0 million.

One Focus: Higher Education HIGHER ONE

®
©2011 Higher One Holdings, Inc. Higher One and CASHNet are registered trademarks of Higher One, Inc. All other marks are owned by their respective owners.

Reconciliation of GAAP to non-GAAP Guidance